UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2008

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

ITEM 5.02 (e) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS

On December 9, 2008, the Board of Directors of Blount International, Inc. elected the following individual to the new officer position set forth beside his name:

Russell L. German	Senior Vice President-Carlton Operations

Mr. German is also deemed to be an “Executive Officer” for purposes of Rule 16 (a) and other applicable rules and regulations of the United Sates Securities and Exchange Commission. Additionally, Mr. German serves as President of the Carlton product line, a non-officer operating position.

Blount, Inc., a wholly-owned subsidiary of Blount International, Inc., purchased Carlton Holdings, Inc. and its subsidiaries on May 2, 2008. The Carlton entities were merged with and into Blount, Inc. on September 26, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Richard H. Irving, III
Richard H. Irving, III
Senior Vice President
General Counsel and
Secretary

Dated: December 15, 2008